UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 4, 2023

TAKE-TWO INTERACTIVE SOFTWARE, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-34003	51-0350842
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

110 West 44th Street,	New York,	New York	10036
(Address of principal executive offices)			(Zip Code)

Registrant’s telephone number, including area code (646) 536-2842

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock, $0.01 par value	TTWO	NASDAQ Global Select Market
 Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.03	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.
On January 4, 2023, the Board of Directors of Take-Two Interactive Software, Inc. (the “Company”) approved amendments to the Company’s bylaws primarily in response to recent changes to the rules of the Securities and Exchange Commission and the Delaware General Corporation Law. A summary of these amendments is set forth below:

•Annual Meetings of Stockholders: Article II, Section 12 was amended to update the procedural mechanics for stockholder nominations of directors in accordance with Rule 14a-19 under the Securities Exchange Act of 1934, as amended, and to make certain other changes related to the information required to be provided in connection with such nominations;

•List of Stockholders: Article II, Section 4 was updated in order to remove a requirement that the list of stockholders be available during a meeting of stockholders;

•Time and Place of Stockholder Meetings: Article II, Section 1 was amended to expressly accommodate virtual meetings of the shareholders at the board’s discretion; and

•Other ministerial, modernizing and conforming changes were made.

The foregoing summary does not purport to be a complete description of the Company’s Fourth Amended and Restated Bylaws, as adopted and effective on January 4, 2023 (the “Restated Bylaws”) and is qualified in its entirety by reference to the Restated Bylaws, a copy of which is filed herewith as Exhibit 3.1 to this Current Report on Form 8-K and is incorporated by reference in this Item 5.03.

Item 9.01	Financial Statements and Exhibits

(d)	Exhibits:

	3.1	Fourth Amended and Restated Bylaws of Take-Two Interactive Software, Inc., effective as of January 4, 2023.
	104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TAKE-TWO INTERACTIVE SOFTWARE, INC.
(Registrant)

	By:	/s/ Matthew Breitman
Matthew Breitman
Senior Vice President, General Counsel Americas & Corporate Secretary

Date: January 6, 2023
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